UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                           Current Report Pursuant To

           Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) October 14, 1997


                         Berkshire Realty Company, Inc.

Delaware                             1-10660            04-3086485
(State or other jurisdiction of      (Commission        (IRS employer
incorporation or organization)       file number)       identification no.)


470 Atlantic Avenue, Boston, Massachusetts                   02110
(Address of principal executive offices                    (Zip Code)


Registrant's telephone number, including area code (617) 423-2233

Item 1. Changes in Control of Registrant

     On September 25, 1997, Berkshire Realty Company, Inc. (the "Company") issued 2,737,000 shares of its Series 1997-A Convertible Preferred Stock (the "Series 1997-A Preferred") in a private placement to Westbrook Real Estate Fund II, L.P. ("Westbrook") and Morgan Stanley Asset Management resulting in gross proceeds of approximately $68.4 million (the "Westbrook Transaction"). The Series 1997-A Preferred will pay a preferred dividend of 9% based on the purchase price of $25 per share of Series 1997-A Preferred and are convertible in the aggregate into 5,643,420 shares of Common Stock. Holders of the Series 1997-A Preferred are entitled to vote on an as converted basis, together with the holders of Common Stock, as one class, on all matters on which the holders of Common Stock are entitled to vote. Further, the holders of the Series 1997-A Preferred are entitled to elect one director to the Board of Directors of the Company. Paul D. Kazilionis, a managing principal and co-founder of Westbrook Real Estate Partners, L.L.C, the general partner of Westbrook, has been elected to the Company's Board of Directors by direction of the holders of the Series 1997-A Preferred.

Item 2. Acquisition or Disposition of Assets.

     On September 26, 1997, the Company acquired four multifamily apartment communities from Citibank for an all-cash purchase price of approximately $60.3 million (the "Citibank Portfolio"). The Citibank Portfolio consists of 1,269 apartment units located within the greater Dallas/Fort Worth, Texas area. The Company used a significant portion of the proceeds from the Westbrook Transaction to fund the acquisition. The four properties consist of garden-style apartment complexes ranging from 232 units to 405 units. Three of the apartment communities were built in 1984. The fourth property was built in 1996. The Company is not related to any of the parties involved in this transaction.

     The Company has entered into a definitive agreement with the Questar Companies ("Questar") to acquire 18 existing apartment communities containing approximately 3,700 apartment units located in the greater Baltimore area from a like number of affiliated partnerships and four apartment communities under development from Questar Builders, Inc. ("Questar Builders"), a company owned by Stephen M. Gorn but which will remain unaffiliated with the Company following the acquisition. The Company will also acquire the Questar property management companies which manage the properties to be acquired as well as certain other third-party properties and enter into a Development Acquisition Agreement with Questar Builders, giving the Company the exclusive right to acquire all apartment projects developed by Questar Builders which meet the Company's acquisition and development criteria (the foregoing transactions with Questar collectively, the "Questar Transaction"). Stephen M. Gorn, the President and Chief Executive Officer of Questar, will become President of the Mid-Atlantic Division of the Company. The aggregate consideration for the 18 Questar properties, property management companies and the acquisition of one development property to be acquired in late 1997 is approximately $181.5 million, comprised of $20.6 million in operating units of limited partnership of BRI OP Limited Partnership ("Units"), $4.7 million in common stock of the Company ("Common Stock"), assumption of $131.7 million in debt and $24.5 million of cash to be funded by proceeds from the proposed public offering of common stock (the "Offering"). The Company is not related to any of the parties involved in this transaction.

     Each of the 18 apartment communities to be acquired from Questar is presently owned by a single purpose entity (each a "Questar Partnership"). The holders of interests in the Questar Partnerships (the "Questar Partners") shall receive Units. The number of Units to be issued to the Questar Partners shall be determined at the closing of the Questar Transaction based on a formula whereby a predetermined equity value of an applicable property is divided by the average of the closing price per share of the Common Stock for the period from August 1, 1997 through the date of closing of the Offering; provided that, in any event, the amount shall not be less than $10.50 and not greater than $11.75 (subject to certain adjustments at the date of closing). The Units issuable to certain members of Stephen Gorn's family shall be restricted as to distributions for a one-year period from the date of issue. The closing of the Questar Transaction is contingent on the completion of the Offering. Certain of the contribution agreements limit the ability of the Company to sell (subject to like-kind exchanges), refinance or repay existing mortgages (subject to refinancing on terms which would not affect the tax basis of such Unit recipient(s)) on the applicable properties for a period of seven years.

     As part of the Questar Transaction, BRI OP Limited Partnership, (the "Operating Partnership") will make a five-year loan to an entity owned and controlled by Messrs. Stephen Gorn, Morton Gorn and John Colvin (the "Questar Borrowers"), in the principal amount of $7.5 million or such lesser amount as the Questar Borrowers may elect at closing (the "Questar Loan"). The interest rate shall be determined at the closing by mutual agreement and shall not be less than prevailing market rates. The Questar Loan shall be secured by the pledge of Units to be received by the Questar Borrowers and with respect to Common Stock received by Stephen M. Gorn, a pledge of such stock. Further, the Operating Partnership is under contract to acquire four apartment development projects in the greater Baltimore area which are being developed by Questar Builders or an affiliated entity.

     The Company will acquire the management companies owned by the Gorn family which manage the 18 apartment communities to be acquired as well as certain third-party properties for $4.7 million payable in shares of Common Stock based on the average closing price of such Common Stock for the period August 1, 1997 through the closing of this Offering. The Company expects to enter into separate five-year employment agreements with each of Stephen M. Gorn and John B. Colvin and a consulting agreement with Morton Gorn to be entered into at closing. At closing, the Company expects to execute a five-year lease from the Gorn family owners, Messrs. Morton Gorn, Stephen Gorn and Colvin, for the approximately 6,900 square feet of space currently occupied by the management companies for a gross rent of $140,240 per year.

     At closing, Questar Builders and the Operating Partnership expect to enter into a Development Acquisition Agreement pursuant to which, for a period of five years, Questar Builders shall grant to the Operating Partnership an exclusive right to acquire all apartment projects developed by Questar Builders in the Mid-Atlantic Region which meet the Company's acquisition and development criteria.

Item 5. Other Events

   On October 15, 1997, the Company filed a prospectus supplement to its Form S-3 Registration Statement (No. 333-32565) with the Securities and Exchange Commission pursuant to which it proposes to offer 10,000,000 shares of common stock.

Press release dated September 22, 1997:

                   Berkshire Realty Company, Inc. (NYSE-BRI)
                                  NEWS RELEASE
================================================================================


          BERKSHIRE REALTY TO REVISE INTERIM FINANCIAL STATEMENTS WITH NO IMPACT TO FUNDS FROM OPERATIONS, DIVIDENDS OR CASH FLOWS

Boston, MA - September 22, 1997 - Berkshire Realty Company, Inc. (NYSE;BRI), will revise certain interim financial statements for the first six months of 1997 related to the accounting treatment for the issuance of additional Operating Partnership (OP) Units in conjunction with its March 1, 1996 acquisition of the Company's advisor. The changes will not impact Funds from Operations (the REIT industry's reporting standard), dividends, liquidity or cash flows.


    The revisions are the result of recent discussions between the Company and the staff of the Securities and Exchange Commission, whereby it has been determined that the assets arising from the acquisitions of the Company's advisor and property management company are more appropiately reflected as intangible assets associated with the acquisition of an assembled workforce rather than goodwill associated with the acquisition of a business. Such intangible assets will be amortized over a short time frame, generally three years. A change in the amortization period will occur prospectively beginning in the third quarter of 1997.


    As a result of the change in the character of the assets acquired, the Company concluded that the issuance in the first quarter of 1997 of the additional 109,091 OP Units for the advisor, representing value of $1.2 million, should be recorded as a non-cash expense rather than an increase in goodwill. The Company, in revising its financial statements for the periods ended June 30, 1997, will reflect an additional non-cash expense of $1.2 million which will decrease net income by approximately $962,000 or $.04 per share. There is no change in Funds from Operations as reported by the Company.


    Berkshire Realty Company, Inc. is a self-administered and self-managed multifamily equity real estate investment trust. The Company's portfolio consists of 41 apartment communities with 13,509 apartment units (located primarily in Texas, the Southeast, Florida and the mid-Atlantic), and a small remaining retail portfolio.

Berkshire Realty Company, Inc.
Item 7. Financial Statements and Exhibits

a) Financial Statements Under Rule 3-14 of Regulation S-X


   Citibank Portfolio combined statement of revenue over certain operating expenses for the year ended December 31, 1996 and for the six months ended June 30, 1997 (Unaudited)

   Questar Portfolio combined statement of revenue over certain operating expenses for the year ended December 31, 1996 and for the six months ended June 30, 1997 (Unaudited)

   Merit Portfolio combined statement of revenue over certain operating expenses for the year ended December 31, 1995 and for the period January 1, 1996 through dates of acquisitions (Unaudited)

   Westchester West Apartments statement of revenue over certain operating expenses for the year ended December 31, 1996

   Sunchase/Polos West Apartments combined statement of revenue over certain operating expenses for the year ended December 31, 1996 and for the period January 1, 1997 to May 12, 1997 (Unaudited)

   Emerald Portfolio combined statement of revenue over certain operating expenses for the year ended December 31, 1996 and for the six months ended June 30, 1997 (Unaudited)

b) Pro Forma Financial Statements

   Pro Forma Condensed Consolidating Balance Sheet as of June 30, 1997
(Unaudited)

   Notes to Pro Forma Condensed Consolidating Balance Sheet as of June 30, 1997 (Unaudited)

   Pro Forma Condensed Consolidating Statement of Operations for the Year Ended December 31, 1996 (Unaudited)

   Notes to Pro Forma Condensed Consolidating Statement of Operations for the Year Ended December 31, 1996 (Unaudited)

   Pro Forma Condensed Consolidating Statement of Operations for the Period Ended June 30, 1997 (Unaudited)

   Notes to Pro Forma Condensed Consolidating Statement of Operations for the Year Ended June 30, 1997 (Unaudited)


c) Exhibits

Exhibit

       10.    The Questar Transaction

       10.1 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Third Rolling Road Associates Limited Partnership (Third Rolling Road/Coventry) and Questar Investment Corporation dated as of August 25, 1997

       10.2 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Williston Associates and Questar Investment Corporation dated as of August 25, 1997

       10.3 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Ridgeview Chase Associates Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.4 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Second Kingswood Common Associates Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.5 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Second Rolling Road Associates (Kingswood Common I) and Questar Investment Corporation dated as of August 25, 1997

       10.6 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Frederick Road Associates (Jamestown) and Questar Investment Corporation dated as of August 25, 1997

       10.7 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Gorn Properties, Inc. (Hilltop) and Questar Investment Corporation dated as of August 25, 1997

       10.8 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Rolling Road Associates (Heraldry Square) and Questar Investment Corporation dated as of August 25, 1997

       10.9 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Tremaine Associates Limited Partnership (Henley/Rolling Wind) and Questar Investment Corporation dated as of August 25, 1997

       10.10 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Plainfield Associates (Hazelcrest) and Questar Investment Corporation dated as of August 25, 1997

       10.11 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Fourth Rolling Road Associates Limited Partnership (Fourth Rolling Road/Courtleigh), 19 West Lexington Street Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.12 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Purnell Associates (Fairway Ridge) and Questar Investment Corporation dated as of August 25, 1997

       10.13 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Stratton Associates Limited Partnership, Fairbrook Associates Limited Partnership (Fairbrook/Stratton Meadows) and Questar Investment Corporation dated as of August 25, 1997

       10.14 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Diamond Ridge Associates Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.15 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Citadel Associates Limited Partnership, Calvert's Walk Associates Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.16 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Caliber Associates Limited Partnership, Arborview Associates Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.17 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Estates II Funding Corporation, The Estates Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.18 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Warren Park Associates and Questar Investment Corporation dated as of August 25, 1997

       10.19 Agreement and Plan of Merger among Berkshire Realty Company, Inc., Questar Property Management Corporation and its Shareholders dated as of August 25, 1997

       10.20 Agreement and Plan of Merger among Berkshire Realty Company, Inc., Questar Management Company and its Shareholders dated as of August 25, 1997

       10.21 Agreement and Plan of Merger among Berkshire Realty Company, Inc., Kingswood Management Company and its Shareholders dated as of August 25, 1997

       10.22 Agreement and Plan of Merger among Berkshire Realty Company, Inc., Vector Property Management Company and its Shareholders dated as of August 25, 1997

       10.23 Agreement and Plan of Merger among Berkshire Realty Company, Inc., Gorn Management Company and its Shareholders dated as of August 25, 1997

       10.24 Agreement and Plan of Merger among Berkshire Realty Company, Inc., Arborview Management Company and its Shareholders dated as of August 25, 1997

      *10.25 Form of Development Acquisition Agreement among Questar Properties, Inc. Stephen M. Gorn, John B. Colvin and BRI OP Limited Partnership

      *10.26  Development Contribution Agreement (Avalon, 1,3,4) among
              Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of August 25, 1997

      *10.27 Development Contribution Agreement (Liriope) among Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of
              August 25, 1997

      *10.28  Development Contribution Agreement (Granite Run) among
              Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of August 25, 1997

      *10.29 Development Contribution Agreement (Avalon 2) among Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of
              August 25, 1997

       10.30 Form of Registration Rights Agreement among Berkshire Realty Company, Inc. and certain partners of BRI OP Limited Partnership

      *10.31 Loan Agreement between BRI OP Limited Partnership and GGC, L.L.C. dated as of August 25, 1997

       23.1   Consent of Coopers & Lybrand L.L.P., Independent Accountants

       23.2   Consent of KPMG Peat Marwick LLP, Independent Accountants

----------------
*To be filed by amendment.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                BERKSHIRE REALTY COMPANY INC.


                                                /s/ Marianne Pritchard
                                                -----------------------------
                                                Marianne Pritchard
                                                Senior Vice President and
                                                Chief Financial Officer



Date: October 14, 1997

Citibank Portfolio



Combined Statement of Revenue
Over Certain Operating Expenses for the Year Ended
December 31, 1996

                          Independent Auditors' Report

The Board of Directors
CREEF Sweetwater Ranch, Inc.,
CREEF H. Brook Corp.,
CREEF H Ridge Corp.

The Partners DMC Huntington Lakes Apartments, L.P.:

We have audited the accompanying combined statement of revenue over certain operating expenses of the Citibank Portfolio (the "Properties") for the year ended December 31, 1996. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain operating expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission, and excludes certain expenses, described in note 2, and therefore is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in note 2) of the Citibank Portfolio for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                        /s/ KPMG Peat Marwick LLP

Houston, Texas
October 3, 1997

                               CITIBANK PORTFOLIO

                       Combined Statement of Revenue Over
                           Certain Operating Expenses
                             (dollars in thousands)

                                               For the              For the
                                             Year Ended        Six Months Ended
                                         December 31, 1996       June 30, 1997
                                         -----------------       -------------
                                                                  (Unaudited)
Revenue:
 Rental                                      $7,860                  $4,518
 Other                                          283                     188
                                             ------                   -----
                                              8,143                   4,706
                                             ------                   -----
Certain operating expenses (note 2):
 Repairs, maintenance, and
  contract services                             751                     404
 General and administrative                     891                     406
 Real estate taxes                            1,071                     625
 Utilities                                      579                     255
 Insurance                                      172                      95
                                              -----                   -----
                                              3,464                   1,785
                                              -----                   -----
 Excess of revenue over certain
  operating expenses                         $4,679                  $2,921
                                             ======                  ======

The accompanying notes are an integral part of this combined financial statement.

                               CITIBANK PORTFOLIO

                     Notes to Combined Statement of Revenue
                        over Certain Operating Expenses

(1) Description of Properties

    The accompanying financial statement includes the combined operations of four multi-family properties (collectively, the "Properties" or "Citibank Portfolio") which were acquired on September 26, 1997 by Berkshire Realty Company, Inc. ("Berkshire") from an unrelated third-party. Berkshire acquired each of the following properties:

Property Name                          Location               Number of Units
-------------                          --------               ---------------

Huntington Lakes Apartment            Dallas, TX                    249
Huntington Brook Apartments           Dallas, TX                    320
Huntington Ridge Apartments           Irving, TX                    232
Sweetwater Ranch Apartments           Dallas, TX                    312
                                                                  -----
                                                                  1,113
                                                                  =====

(2) Basis of Presentation

    The combined statement has been prepared on the accrual method of accounting. The Properties were previously owned by Citibank, an unrelated party.

    The Combined Statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, this statement excludes certain historical expenses not comparable to the operations of the Properties after acquisition such as amortization, depreciation, property management fees, corporate expenses and other costs not directly related to the future operations of the Properties.

(3) Significant Accounting Policies

    Rental Revenue

    Rental income attributable to residential rental agreements is recorded on the accrual method as earned. Apartment units are generally rented under lease agreements with terms of one year or less.

    Unaudited Interim Information

    The combined statement of revenue over certain operating expenses for the period from January 1, 1997 through June 30, 1997 is unaudited. In the opinion of management, all adjustments consisting only of normal recurring adjustments, considered necessary for a fair presentation for such period has been made. Results for interim periods should not be considered or indicative for results for a full year. Footnote disclosure normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been omitted herein with respect to the interim financial data. The interim information herein should be read in conjunction with the annual financial information presented herein.

                               QUESTAR PORTFOLIO

                       COMBINED STATEMENT OF REVENUE OVER
                           CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Berkshire Realty Co., Inc.:

We have audited the accompanying combined statement of revenue over certain operating expenses of the Questar Portfolio (the "Properties") for the year ended December 31, 1996. This statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue over certain operating expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission, and excludes certain expenses described in Note 2, and therefore is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion the combined financial statement referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of the Questar Portfolio for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                        /s/ COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
October 3, 1997

                               QUESTAR PORTFOLIO

                       COMBINED STATEMENT OF REVENUE OVER
                           CERTAIN OPERATING EXPENSES

                             (dollars in thousands)


                                                        For the        For the
                                                       Year Ended     Six Months
                                                       December 31,     Ended
                                                          1996       June 30, 1997
                                                       ------------  -------------
                                                                      (Unaudited)
Revenue:
  Rental                                                $  25,311      $  12,689
  Other                                                     1,228            691
                                                        ---------      ---------

                                                           26,539         13,380
                                                        ---------      ---------

Certain operating expenses (Note 2):
  Repairs and maintenance                                   4,513          2,459
  Real estate taxes and insurance                           3,130          1,645
  Utilities                                                 1,032            563
  General and administrative                                3,430          1,865
  Interest                                                 10,323          5,180
                                                        ---------      ---------
                                                           22,428         11,712
                                                        ---------      ---------

Excess of revenue over certain operating expenses       $   4,111      $   1,668
                                                        =========      =========



               The accompanying notes are an integral part of the
                         combined financial statements.

                               QUESTAR PORTFOLIO

         NOTES TO COMBINED STATEMENT OF REVENUE OVER OPERATING EXPENSES

1. Description of Properties:
   -------------------------

   The accompanying combined statement of revenue over certain operating expenses (the "Combined Statement") includes the combined operations of 18 multi-family apartment communities and the related property management companies which manage the apartment communities (collectively the "Properties" or "Questar Portfolio") which are to be acquired by Berkshire Realty Company, Inc. ("Berkshire") from the Questar Group, an unrelated third party. The apartment communities to be acquired are summarized as follows:


                                                                       Number of
    Property Name                        Location                        Units
    -------------                        --------                      ---------

   Arborview Apartments             Belcamp, MD                            288
   Calvert's Walk Apartments        Belair, MD                             276
   Diamond Ridge Apartments         Baltimore, MD                           92
   The Estates Apartments           Baltimore, MD                          208
   Stratton Meadows Apartments      Baltimore, MD                          268
   Jamestowne Apartments            Baltimore, MD                          335
   Courtleigh Apartments            Baltimore, MD                          280
   Rolling Wind Apartments          Baltimore, MD                          280
   Hilltop Apartments               Baltimore, MD                           50
   Hazelcrest Apartments            Baltimore, MD                           48
   Fairway Ridge Apartments         Baltimore, MD                          274
   Ridgeview Chase Apartments       Westminster, MD                        204
   Heraldry Square                  Baltimore, MD                          270
   Kingswood Common II              Baltimore, MD                          203
   Kingswood Common I               Baltimore, MD                          203
   Coventry Apartments              Baltimore, MD                          122
   Williston Apartments             Baltimore, MD                           98
   Warren Park Apartments           Baltimore, MD                          200
                                                                        ------

                                                                         3,699
                                                                        ======


2. Basis of Presentation:
   ---------------------

   The Combined Statement has been prepared on the accrual basis. The Properties were substantially owned by investors of the Questar Group and were under common control. All significant intercompany transactions including management fee revenue and expense have been eliminated in combination.


                                   Continued

                               QUESTAR PORTFOLIO

     NOTES TO COMBINED STATEMENT OF REVENUE OVER CERTAIN OPERATING EXPENSES


   The Combined Statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, this statement excludes certain historical expenses not comparable to the operations of the properties' after acquisition such as amortization, depreciation, certain interest expense (Note 4), corporate expenses and certain other costs not directly related to the future operations of the Properties.

3. Significant Accounting Policies:
   -------------------------------

   Rental Revenue

   Rental income attributable to residential rental agreements is recorded on the accrual method as earned. Apartment units are generally rented under lease agreements with terms of one year or less.

   Unaudited Interim Information

   The combined statement of revenue over certain operating expenses for the period from January 1, 1997 through June 30, 1997 is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such combined statement have been included. The results of operations for the period are not necessarily indicative of the Properties' future results of operations.

   Risks and Uncertainties

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Debt Assumption:
   ---------------

   Debt to be Outstanding Subsequent to Acquisition

   In connection with the acquisition Berkshire will assume certain mortgage notes encumbering certain of the Properties of approximately $132,079 at December 31, 1996. Berkshire's assumption of these mortgage notes does not provide for any modification to the original terms; therefore, interest expense incurred prior to Berkshire's assumption of the respective mortgage


                                   Continued

                               QUESTAR PORTFOLIO

     NOTES TO COMBINED STATEMENT OF REVENUE OVER CERTAIN OPERATING EXPENSES


   notes is representative of future interest expense. Accordingly, interest expense of $10,323 for 1996 and $4,712 for the six months ended June 30, 1997 (unaudited) is recognized in the accompanying Combined Statement. The mortgage notes are generally due in monthly installments and mature at various dates through 2035. Interest rates on the notes vary from 6.37% to 9.50%. Certain mortgage notes payable are subject to prepayment penalties of varying amounts in the event of an early principal repayment.

   Principal payments due on the mortgage notes during the next five years are approximately as follows:

   1997                                         $10,840
   1998                                           1,019
   1999                                           1,095
   2000                                           1,177
   2001                                           1,268

   Debt to be Repaid or Modified

   Berkshire, as part of the acquisition of certain properties, will pay off certain mortgage notes encumbering certain of the Properties with a balance of approximately $15,708 at December 31, 1996. Therefore, on a continuing basis, interest expense will not be incurred related to these mortgage notes. Accordingly, interest expense related to these mortgage notes is not recognized in the accompanying Combined Statement.

                                 MERIT PORTFOLIO
                              STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES

Report of Independent Accountants

To the Board of Directors and Stockholders of Berkshire Realty Company, Inc.:

We have audited the accompanying combined statement of revenue over certain operating expenses of the Merit Portfolio (the "Properties") for the year ended December 31, 1995. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain operating expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission, and excludes certain expenses, described in Note 2, and therefore is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of the Merit Portfolio for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                        /s/ COOPERS & LYBRAND L.L.P.



Boston, Massachusetts
June 14, 1996

                                MERIT PORTFOLIO
                       COMBINED STATEMENT OF REVENUE OVER
                           CERTAIN OPERATING EXPENSES
                             (dollars in thousands)

                                                                For the period
                                              For the           January 1, 1996
                                             Year ended          through dates
                                             December 31,       of acquisitions
                                                1995               (Note 1)
                                             ------------       ---------------
                                                                  (unaudited)


Revenue:
  Rental                                      $   7,536            $   4,359
  Other                                             303                    5
                                              ---------            ---------
                                                  7,839                4,364

Certain Operating Expenses (Note 2):
  Repairs and maintenance                         1,573                  711
  General and administrative                        735                  375
  Interest                                          623                  515
  Real estate taxes and insurance                   887                  575
  Utilities                                         782                  409
                                              ---------            ---------
                                                  4,600                2,585
                                              ---------            ---------
  Excess of Revenue over Certain
    Operating Expenses                        $   3,239            $   1,779
                                              =========            =========





The accompanying notes are an integral part of the combined financial statement.

                                MERIT PORTFOLIO
                     NOTES TO COMBINED STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES
                             (dollars in thousands)

1. Description of Properties:
   --------------------------

   The accompanying combined statement of revenue over certain operating expenses ("the Combined Statement") includes the combined operations of five multi-family properties (collectively, the "Properties" or "Merit Portfolio") which were acquired by Berkshire Realty Company, Inc. ("Berkshire") from an unrelated third-party. The apartment communities which were acquired are summarized as follows:

Property Name                Date Acquired      Location         Number of Units
-------------                -------------      --------         ---------------
Benchmark                      6/27/96         Irving, TX             250
Golf Side                       6/6/96         Ft. Worth, TX          402
Pleasant Woods                  6/6/96         Dallas, TX             208
Prescott Place II             11/12/96         Mesquite, TX           336
Providence                     6/27/96         Dallas, TX             244
                                                                      ---
                                                                     1,440
                                                                     =====

2. Basis of Presentation:
   ----------------------

   The Combined Statement has been prepared on the accrual basis.

   The Combined Statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, this statement excludes certain historical expenses not comparable to the operations of the properties after acquisition such as amortization, depreciation, asset and property management fees, corporate expenses and other costs not directly related to the future operations of the Properties.


                                   Continued

                                MERIT PORTFOLIO
                     NOTES TO COMBINED STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES
                             (dollars in thousands)


3. Significant Accounting Policies:
   -------------------------------

   Rental Revenue
   --------------

   Rental income attributable to residential rental agreements is recorded on the accrual method as earned. Apartment units are generally rented under lease agreements with terms of one year or less.

   Unaudited Interim Information
   -----------------------------

   The combined statement of revenue over certain operating expenses for the period from January 1, 1996 through dates of acquisition is unaudited. In the opinion of management all adjustments necessary for a fair presentation of such combined statement have been included. The results of operations for the period are not necessarily indicative of the Properties' future results of operations.

   Risks and Uncertainties
   -----------------------

   The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

4. Debt Assumption:
   ---------------

   In connection with the acquisition, Berkshire will assume certain mortgage notes encumbering the Merit Portfolio of approximately $12,106. The assumption of these mortgage notes does not provide for any modification to the original terms, therefore, interest expense incurred prior to Berkshire's assumption is representative of future interest expense. Accordingly, interest expense of $623 for 1995 and $515 for the period January 1, 1996 through dates of acquisition (unaudited) is recognized in the accompanying Combined Statement. The mortgage notes are generally due in monthly installments and mature at various dates through 2005. Interest rates on the notes vary from 5.775% to 7.695%. Certain mortgage notes payable are subject to repayment penalties of varying amounts in the event of an early principal repayment.

   Principal payments due on the mortgage notes during the next five years are approximately as follows:


   1996       $299
   1997        326
   1998        331
   1999        336
   2000        342

                           WESTCHESTER WEST APARTMENTS

              STATEMENT OF REVENUE OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Berkshire Realty Co., Inc.:

We have audited the accompanying statement of revenue over certain operating expenses of Westchester West Apartments (the "Property") for the year ended December 31, 1996. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue over certain operating expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission, and excludes certain expenses described in Note 2, and therefore is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of Westchester West Apartments for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                     /s/ COOPERS & LYBRAND L.L.P.



Boston, Massachusetts
October 3, 1997

                           WESTCHESTER WEST APARTMENTS

          STATEMENT OF REVENUE OVER CERTAIN OPERATING EXPENSES

                             (dollars in thousands)


                                                            Year Ended
                                                           December 31,
                                                               1996
                                                           ------------

Revenue:
  Rental                                                     $ 2,586
  Other                                                           65
                                                             -------
                                                               2,651
                                                             -------

Certain operating expenses:
  General and administrative                                     123
  Repairs and maintenance                                        576
  Real estate taxes and insurance                                217
  Utilities                                                      354
  Interest                                                       944
                                                             -------
                                                               2,214
                                                             -------

Excess of revenue over certain operating expenses            $   437
                                                             =======


     The accompanying notes are an integral part of the financial statement.

                           WESTCHESTER WEST APARTMENTS

          NOTES TO STATEMENT OF REVENUE OVER CERTAIN OPERATING EXPENSES

                             (dollars in thousands)


1.   Description of Property:
     ------------------------

     The accompanying statement of revenue over certain operating expenses (the "Statement") includes the operations of a 345-unit apartment community (the "Property") which was acquired on January 1, 1997 by Berkshire Realty Company, Inc. ("Berkshire") from an unrelated third party. The Property is located in Silver Spring, Maryland.

2.   Basis of Presentation:
     ----------------------

     The Statement has been prepared on the accrual method of accounting.

     The Statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, this statement excludes certain historical expenses not comparable to the operations of the property after acquisition such as amortization, depreciation, property management fees, certain interest costs, corporate expenses and certain other costs not directly related to the future operations of the Property.


3.   Significant Accounting Policies:
     --------------------------------

     Rental Revenue

     Rental income attributable to residential rental agreements is recorded on the accrual method as earned. Apartment units are generally rented under lease agreements with terms of one year or less.

     Risks and Uncertainties

     The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


4.   Debt Assumption:
     ----------------

     In connection with the acquisition, Berkshire will assume certain mortgage notes encumbering the Property of approximately $11,360 at December 31, 1996. The assumption of these mortgage notes does not provide for any modification to the original terms. Therefore, interest expense incurred prior to Berkshire's assumption is representative of future interest expense. Accordingly, interest expense of $944 is recognized in the accompanying statement. The mortgage notes are


                                   Continued

                           WESTCHESTER WEST APARTMENTS

          NOTES TO STATEMENT OF REVENUE OVER CERTAIN OPERATING EXPENSES

                             (dollars in thousands)



     being amortized over a term of 25 years and bear interest at 8.25%. A balloon payment of $10,515 is due on February 1, 2001. The mortgage notes payable are subject to prepayment penalties in the event of early principal repayment.

     Principal payments due on the mortgage notes during the next five years are approximately as follows:

     1997           $    186
     1998                202
     1999                219
     2000                238
     2001             10,515

                         SUNCHASE/POLOS WEST APARTMENTS

                       COMBINED STATEMENT OF REVENUE OVER
                           CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Berkshire Realty Co., Inc.:

We have audited the accompanying combined statement of revenue over certain operating expenses of the SunChase Apartments and Polos West Apartments (the "Properties") for the year ended December 31, 1996. This statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue over certain operating expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission, and excludes certain expenses described in Note 2, and therefore is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion the combined financial statement referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of the Sunchase Apartments and Polos West Apartments for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                        /s/ COOPERS & LYBRAND L.L.P.



Birmingham, Alabama
September 25, 1997

                         SUNCHASE/POLOS WEST APARTMENTS

                       COMBINED STATEMENT OF REVENUE OVER
                           CERTAIN OPERATING EXPENSES

                             (dollars in thousands)



                                                       For the        For the period
                                                     Year Ended         January 1,
                                                     December 31,         1997 to
                                                        1996           May 12, 1997
                                                     ------------     --------------
                                                                       (Unaudited)

Revenue:
  Rental                                               $ 2,539             $ 974
                                                       -------             -----
                                                         2,539               974
                                                       -------             -----

Certain operating expenses:
  Repairs and maintenance                                  170                65
  Real estate taxes and insurance                          446               164
  Utilities                                                303               118
  General and administrative                               435               157
  Interest                                                 121                36
                                                       -------             -----
                                                         1,475               540
                                                       -------             -----
Excess of revenue over certain operating expenses      $ 1,064             $ 434
                                                       =======             =====



               The accompanying notes are an integral part of the
                          combined financial statement.

                         SUNCHASE/POLOS WEST APARTMENTS

     NOTES TO COMBINED STATEMENT OF REVENUE OVER CERTAIN OPERATING EXPENSES

                             (dollars in thousands)


1.   Description of Properties:
     --------------------------

     The accompanying combined statement of revenue over certain operating expenses (the "Combined Statement") includes the combined operations of SunChase Apartments and Polos West Apartments (collectively the "Properties") which were acquired by Berkshire Realty Company, Inc. ("Berkshire"), from an unrelated third party on May 12, 1997. The apartment communities are summarized as follows:

     Property Name            Location            Number of Units
     -------------            --------            ---------------
     SunChase                 Bradenton, FL             168
     Polos West               Winter Garden, FL         200
                                                        ---
                                                        368
                                                        ===


2.   Basis of Presentation:
     ----------------------


     The Combined Statement has been prepared on an accrual basis.

   The Combined Statement been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, this statement excludes certain historical expenses not comparable to the operations of the properties' after acquisition such as amortization, depreciation, certain interest expense (Note 4), corporate expenses and certain other costs not directly related to the future operations of the Properties.


3.   Significant Accounting Policies:
     --------------------------------

     Rental Revenue

     Rental income attributable to residential rental agreements is recorded on the accrual method as earned. Apartment units are generally rented under lease agreements with terms of one year or less.


                                   Continued

                         SUNCHASE/POLOS WEST APARTMENTS

     NOTES TO COMBINED STATEMENT OF REVENUE OVER CERTAIN OPERATING EXPENSES

                             (dollars in thousands)


     Unaudited Combined Statement

     The combined statement of revenue over certain operating expenses for the period from January 1, 1997 through May 12, 1997 (date of acquisition) is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such combined statement have been included. The results of operations for the period are not necessarily indicative of the Properties' future results of operations.

     Risks and Uncertainties

     The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


4.   Debt Assumption:
     ----------------

     In connection with the acquisition, Berkshire will assume a mortgage note encumbering Polos West Apartments of approximately $5,719. The assumption of this mortgage note does not provide for any modification to the original terms, therefore, interest expense incurred prior to Berkshire's assumption is representative of future interest expense. Accordingly, interest expense of $435 for 1996 and $157 for the period January 1, 1997 to May 12, 1997 (unaudited), is included in the accompanying combined statement. The mortgage note, which has an interest rate of 7.45%, is due in monthly installments and matures in December 2003.

     Principal payments due on the mortgage notes during the next five years are approximately as follows:

     1997      $144
     1998       155
     1999       167
     2000       180
     2001       193

                               EMERALD PORTFOLIO

                       COMBINED STATEMENT OF REVENUE OVER
                           CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Berkshire Realty Co., Inc.:

We have audited the accompanying combined statement of revenue over certain operating expenses of the Emerald Portfolio (the "Properties") for the year ended December 31, 1996. This statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted an audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue over certain operating expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission, and excludes certain expenses described in Note 2, and therefore is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion the combined financial statement referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of the Emerald Portfolio for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                      /s/ COOPERS & LYBRAND L.L.P.



Boston, Massachusetts
October 9, 1997

                               EMERALD PORTFOLIO

                       COMBINED STATEMENT OF REVENUE OVER
                           CERTAIN OPERATING EXPENSES
                             (dollars in thousands)

                                               For the             For the
                                             Year Ended        Six Months Ended
                                         December 31, 1996       June 30, 1997
                                         -----------------       -------------
                                                                  (Unaudited)
Revenue:
 Rental                                      $4,755                  $2,411
 Other                                           22                       6
                                             ------                  ------
                                              4,777                   2,417
                                             ------                  ------
Certain operating expenses (Note 2):
 Repairs and maintenance                        841                     497
 Real estate taxes and insurance                356                     151
 Utilities                                      304                     171
 General and administrative                     542                     298
 Interest                                     1,447                     712
                                              -----                  ------
                                              3,490                   1,829
                                              -----                  ------
 Excess of revenue over certain
  operating expenses                         $1,287                  $  588
                                             ======                  ======



               The accompanying notes are an integral part of the
                         combined financial statements.

                               EMERALD PORTFOLIO

     NOTES TO COMBINED STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES

1.   Description of Properties:
     --------------------------

     The accompanying combined statement of revenue over certain operating expenses (the "Combined Statement") includes the combined operations of four multi-family apartment communities (collectively the "Properties" or "Emerald Portfolio") which were acquired by Berkshire Realty Company, Inc. ("Berkshire") from an unrelated third party. The apartment communities which were acquired are summarized as follows:

                                                                                                  Number of
Property Name                            Date of Acquisition              Location                  Units
-------------                            -------------------              --------                  -----
The Cove                                    July 23, 1997           Glen Burnie, Maryland            181
Lighthouse                                  July 23, 1997           Glen Burnie, Maryland            120
Berkshires by the Chesapeake               July 23, 1997           Millersville, Maryland           144
Lamplighter's Ridge Apartments           September 23, 1997         Glen Burnie, Maryland            168
                                                                                                     ---
                                                                                                     613
                                                                                                     ===

2.   Basis of Presentation:
     ----------------------

     The Combined Statement has been prepared on an accrual basis.

     The Combined Statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, this statement excludes certain historical expenses not comparable to the operations of the properties' after acquisition such as amortization, depreciation, property management fees, corporate expenses and certain other costs not directly related to the future operations of the Properties.

3.   Significant Accounting Policies:
     --------------------------------

     Rental Revenue

     Rental income attributable to residential rental agreements is recorded on the accrual method as earned. Apartment units are generally rented under lease agreements with terms of one year or less.

     Unaudited Interim Information

     The combined statement of revenue over certain operating expenses for the period from January 1, 1997 through June 30, 1997 is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such combined statement have been included. The results of



                                    Continued

                               EMERALD PORTFOLIO

     NOTES TO COMBINED STATEMENT OF REVENUE OVER CERTAIN OPERATING EXPENSES



     operations for the period are not necessarily indicative of the Properties' future results of operations.

     Risks and Uncertainties

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   Debt Assumption:
     ----------------

     In connection with the acquisition, Berkshire will assume mortgage notes encumbering the Properties of approximately $15,365 at December 31, 1996. Berkshire's assumption of these mortgage notes does not provide for any modification to the original terms; therefore, interest expense incurred prior to Berkshire's assumption of the respective mortgage notes is representative of future interest expense. Accordingly, interest expense of $1,447 for 1996 and $712 for the six months ended June 30, 1997 (unaudited) is recognized in the accompanying Combined Statement. The mortgage notes are generally due in monthly installments and mature at various dates through 2023. Interest rates on the notes are at 7.5%.

     Principal payments due on the mortgage notes during the next five years are approximately as follows:

          1997                          $264
          1998                           284
          1999                           307
          2000                           331
          2001                           357

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


     The following unaudited pro forma Condensed Consolidating Balance Sheet of Berkshire Realty Company, Inc. (the "Company") as of June 30, 1997, is presented as if all significant activities related to certain transactions had occurred as of June 30, 1997. These transactions include the following:

     - sale of Crossroads
     - acquisition of the Emerald portfolio
     - issuance of 2,737,000 shares of the Company's Series 1997-A Convertible Preferred Stock
     - acquisition of the Citibank portfolio
     - acquisition of Summer Place
     - proposed acquisition of the Questar portfolio
     - proposed common stock offering

     The pro forma condensed Consolidating Statements of Operations for the year ended December 31, 1996 and the six months ended June 30, 1997 are presented as if all significant activities related to certain transactions had occurred as of January 1, 1996. The transactions include the following:

     - all dispositions of all real estate properties which occurred between January 1, 1996 and June 30, 1997 as well as the sale of Crossroads
     - acquisition of assets from the Advisor Transaction which occurred on March 1, 1996
     - acquisition of assets from the Property Manager Transaction which occurred on February 28, 1997
     - all acquisitions of all real estate properties which occurred between January 1, 1996 and June 30, 1997
     - acquisition of the Emerald portfolio
     - issuance of 2,737,000 shares of the Company's Series 1997-A Convertible Preferred Stock
     - acquisition of the Citibank portfolio
     - acquisition of Summer Place
     - proposed acquisition of the Questar portfolio

     The unaudited pro forma Condensed Consolidating Balance Sheet and Statement of Operations should be read in conjunction with the historical financial statements of the Company. In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidating Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the periods presented, nor does it purport to represent the Company's results of operations for future periods.

Property acquisitions included in the pro forma financial statements:

                                                                        Apartment      Date of
Property Name                    Seller               Location             Units     Acquisition
-------------                    ------               --------             -----     -----------
1996 Acquisitions
  Berkshire Towers    Turtle Creek Associates L.P.    Silver Spring, MD    1,119        5/14/96
  Merit Portfolio     Merit Texas Partners            Dallas, TX area      1,480        6/06/96,
                                                                                   6/27/96,11/12/96
  Prescott Place      Prescott Place Associates L.P.  Mesquite, TX           318        6/06/96
  Hunters Glen        Springfield Properties L.P.     Plano, TX              276        7/31/96



                                    Continued

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


Property acquisitions included in the pro forma financial statements
(continued):

                                                                                       Apartment           Date of
Property Name             Seller                                   Location               Units           Acquisition
-------------             ------                                   --------               -----           -----------

1997 Acquisitions
  Westchester West        Westchester West L.P.                    Silver Spring, MD       345            1/01/97
  Polos West                                                       Winter Garden, FL       200            5/13/97
    and SunChase          Colonial Properties Trust                Bradenton, FL           168            5/13/97
  Emerald Portfolio       Emerald Partners                         Glen Burnie and
                                                                   Millersville, MD        613            7/29/97
  Citibank Portfolio      Citibank                                 Dallas and
                                                                   Irving, TX            1,269            9/26/97
  Summer Place            Mountainside Summer Place L.P.           Addison, TX             212            9/29/97

1997 Pending Acquisition
  Questar Portfolio       Questar Partners                         Baltimore, MD         3,699            Pending


Property dispositions included in the pro forma financial statements:

                                                                                        Apartment           Date of
Property Name             Buyer                                    Location               Units           Disposition
-------------             -----                                    --------               -----           -----------
1996 Dispositions
  Pointe West             Invesco Realty Advisors                  Des Moines, IA           223            9/12/96
  Greentree Plaza         Mainardi Management Co.                  Marlton, NJ          110,077 (a)       12/19/96

1997 Dispositions
  Howell Commons          Mid-America Realty Investments           Greenville, SC           348            1/15/97
  Banks Crossing          A.B. Real Estate, Inc.                   Fayetteville, GA     243,660 (a)        3/25/97
  Brookwood Village       Colonial Properties Trust                Birmingham, AL       474,138 (a)(b)     5/13/97
  Crossroads              State of Michigan                        Atlanta, GA          211,186 (a)        8/06/97



(a) in Retail Square Feet
(b) 50% ownership of property via a joint venture

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


                                                   Purchase Price (in thousands)

                                                              O.P.        Common
Property Name                      Cash             Debt      Units        Stock     Total
-------------                      ----             ----      -----        -----     -----
1996 Acquisitions
  Berkshire Towers                 $  -             $35,536   $16,800(1)    $ -     $52,336
  Prescott Place                    8,700               -          -          -       8,700
  Hunters Glen                      4,445             5,555        -          -      10,000
  Merit Portfolio                  21,381            12,106     5,438(2)      -      38,925

1997 Acquisitions
  Westchester West                    856            11,361     3,883(3)      -      16,100
  Polos West and
    SunChase                        8,231             5,719        -          -      13,950
  Emerald Portfolio                 1,000            17,686     8,674(4)      -      27,360
  Citibank Portfolio               60,300               -          -          -      60,300
  Summer Place                      7,000               -          -          -       7,000

1997 Pending Acquisitions
  Questar Portfolio                24,606           131,654    20,561(5)     4,700  181,521


(1) The Company issued 1,600,000 operating partnership units in connection with the purchase of Berkshire Towers. 1,056,500 units were issued at the time of closing, 443,500 units were issued January 1, 1997, and 100,000 units will be issued January 1, 1998. The 443,500 and 100,000 units were discounted at a rate of 9%. The units were valued at $10.50.

(2) The Company issued 523,303 operating partnership units in connection with the purchase of the Merit Portfolio. All units were issued at the times of the various closings. The units were valued based upon closing prices ranging from $9.95 to $10.79.

(3) The Company issued 388,300 operating partnership units in connection with the purchase of Westchester West. 338,300 units were issued at the time of closing (at $10 per unit) and 50,000 units will be issued January 1, 1998. The 50,000 units were discounted at a rate of 9%. The units were valued at $10.00.

(4) The Company issued 772,253 operating partnership units in connection with the purchase of the Emerald Portfolio. 515,260 units were issued at the time of closing and 256,993 units will be issued January 21, 1998. The 256,993 units were discounted at a rate of 9%. The units were valued based upon the Company's share price at $11.25.

(5) The Company issued approximately 1,750,000 operating partnership units in connection with the purchase of the Questar Portfolio. Approximately 720,000 units will be issued one year from the date of the proposed closing. The units will be valued at share price of $11.75.


Equity Offerings included in the pro forma financial statements:

On September 25, 1997, the Company issued 2,737,000 shares of Series 1997-A Convertible Preferred Stock, par value of $.01 per share, at $25 per share, with a dividend rate of 9%. Net proceeds from the private placement totaled approximately $65.8 million.

Proposed common stock offering of 10 million shares par value of $.01 per share at $12-1/8 per share. Net proceeds from the offering are anticipated to be approximately $114 million.

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                                  June 30, 1997
                                   (Unaudited)
                             (Dollars in thousands)


                                 Berkshire
                                 Realty                              Preferred                                Common
                                 Company Inc.             Emerald    Stock     Citibank   Summer   Questar    Stock
                                 Historical  Dispositions Portfolio  Offering  Portfolio  Place   Portfolio   Offering      Total
                                 ----------  ------------ ---------  --------  ---------  -----   ---------   --------      -----
ASSETS
Multifamily apartment
  complexes-net of                                                     (e)
  accumulated depreciation        $448,419    $   -       $27,360     $  -     $60,300   $ 7,000  $181,521    $   -       $724,600
Other real estate assets            62,061    (11,456)        -          -         -        -          -          -         50,605
                                  --------     ------     -------    -------   -------     ------  -------    --------     -------

     Total real estate assets      510,480    (11,456)(a)  27,360        -      60,300     7,000   181,521        -        775,205

Cash                                 8,232      4,796      (1,000)    65,853   (60,300)   (7,000)  (32,106)     50,750      29,225
Other assets                        30,406        -           -          -         -        -        7,500(f)     -         37,906
Workforce and intangible
  assets - net of accumulated
  amortization                      28,997        -           -          -         -        -          -          -         28,997
                                  -------      ------     -------    ------   --------   -------   -------    --------    --------

     Total assets                 $578,115    $(6,660)    $26,360    $65,853  $    -     $  -     $156,915    $ 50,750    $871,333
                                  ========     ======     =======    =======   =======   =======   =======    ========    ========

LIABILITIES AND SHAREHOLDERS'
   EQUITY

Mortgage notes payable            $165,897    $   -       $17,686(c) $   -     $   -     $  -     $131,654(g)  $   -      $315,237
Credit agreements and variable
  rate debt                        125,610     (6,660)(b)     -          -         -        -         -        (63,000)(i)  55,950
Other liabilities                   14,382        -           -          -         -        -         -            -        14,382
                                  --------     ------      ------     ------    -------  -------   -------     -------    --------

       Total liabilities           305,889     (6,660)     17,686        -         -        -      131,654     (63,000)    385,569

Commitments and contingencies

Minority interest in Operating
  Partnership                       57,715        -         8,674(d)    -          -        -       20,561(h)      -        86,950

Shareholders' equity               214,511        -          -        65,853       -        -        4,700     113,750(j)  398,814
                                  --------     -------     ------     ------    -------  -------   -------     -------    --------

       Total liabilities and
         shareholders' equity     $578,115    $(6,660)    $26,360    $65,853   $   -     $  -     $156,915    $ 50,750    $871,333
                                  ========     =======    =======     ======    =======  =======   =======     =======    ========



   See accompanying notes to pro forma condensed consolidating balance sheet.

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
             NOTES TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                                  June 30, 1997
                                   (Unaudited)
                             (dollars in thousands)


Notes:


(a)   Represents the sale of the Crossroads property in August, 1997.



(b)   Repayment of indebtedness related to the sale of Crossroads.



(c) Mortgage notes payable assumed in conjunction with the acquisition of the Emerald portfolio detailed as follows:

                                     Principal        Interest          Maturity
         Property                    Balance          Rate              Date
         --------                    -------          ----              ----
         Heritage Hill               $ 2,316          7.75%            4/2018
         Harpers Mill                  3,477          7.75%            1/2021
         Washington Square             6,575          7.75%            7/2023
         Lamplighter                   5,318          7.75%            1/2022
                                     -------
                                     $17,686
                                     =======

(d) The seller of the Emerald portfolio was issued approximately 772,000 units of the Operating Partnership valued at $8,674. The number of units was based on a share price of $11.25 of common stock of the Company.


(e) Proceeds from the sale of 2,737,000 shares of the Company's Series 1997-A Convertible Preferred Stock. The shares were priced at $25 per share.

         Gross proceeds from offering                   $68,425
         Cost of issuance                                (2,572)
                                                        -------
         Net Proceeds                                   $65,853
                                                        =======


(f) In connection with the proposed Questar Transactions, a loan will be provided to the Questar Borrowers. The interest rate is anticipated to be 9.7% per annum and will mature five years from the closing date.











                                   Continued

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
             NOTES TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                                  June 30, 1997
                                   (Unaudited)
                             (Dollars in thousands)


Notes:


(g) Mortgage notes assumed in conjunction with the proposed acquisition of the Questar portfolio are detailed as follows:

                                      Principal        Interest       Maturity
         Property                     Balance          Rate             Date
         --------                     -------          ----             ----
         Stratton Meadows              $ 12,470         7.54%           2/2030
         The Estates                     11,641         7.43%          11/2006
         Arborview                       16,666         7.84%           1/2034
         Calverts                        14,297         7.59%           4/2029
         Kingswood II                     5,952         8.04%          11/2006
         Rolling Wind                    18,427         7.72%           2/2035
         Coventry                         4,458         6.52%           4/2026
         Courtleigh                      11,888         6.37%           7/2028
         Jamestowne                       7,687         9.50%          11/2004
         Williston                        2,162         9.50%          11/2004
         Fairway Ridge                    6,117         8.11%          12/2006
         Warren Park                      5,080         8.04%          11/2006
         Hazelcrest                         822         8.04%          11/2006
         Heraldry Square                  7,968         8.11%          11/2006
         Kingswood I                      6,019         8.11%          11/2006
                                       --------
                                       $131,654
                                       ========


(h)   The seller of the Questar Portfolio is expected to be issued approximately
      1.7 million units of the Operating Partnership valued at $20,561. The number of units was based on a share price of $11.75 of the common stock of the Company.


(i) Repayment of variable rate indebtedness related to the Company's credit facilities in addition to the repayment of amounts outstanding under the Company's Master repurchase agreement.


(j) Proceeds from the issuance of 10 million shares of common stock at a price of $12-1/8 per share.

      Gross proceeds from offering                   $121,250
      Estimated cost of issuance                       (7,500)
                                                     --------
      Net Proceeds                                   $113,750
                                                     ========

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                             (Dollars in thousands)

                                      Berkshire                  Property
                                      Realty                     Manager
                                      Company, Inc.              & Advisor     Berkshire
                                      Historical   Dispositions  Transactions    Towers
                                      ----------   ------------  -----------     ------
                                                       (a)                         (g)
Revenue:
     Rental                            $ 89,451       (8,254)    $   -          $ 3,394
     Other income                         3,551          (35)      3,804(b)          85
                                       --------      -------     -------        -------

             Total revenue               93,002       (8,289)      3,804          3,479
                                       --------      -------     -------        -------
Expenses:
     Property operating                  29,374       (2,035)     (1,302)(c)      2,011
     Real estate taxes                    8,654         (758)       -               155
     Property management fees             4,325         (465)     (3,689)(c)        -
     Property management operations        -             -         4,642 (d,f)      -
     General and administrative           4,646          -           (10)(e)        -
     Interest                            20,501         (577)       -             1,560
     Amortization of workforce acquired   1,121          -          -               -
     Non-recurring charges                  442          -          -               -
     Provision for loss                   7,500       (2,800)       -               -
     Depreciation and amortization       29,050       (2,228)       -             1,311
                                       --------      -------     -------        -------

             Total expenses             105,613       (8,863)       (359)         5,037
                                       --------      -------     -------        -------

Income (loss) from operations           (12,611)         574       4,163         (1,558)

Minority interest in Operating
  Partnership                             1,136          -           -              -

Income (loss) from joint ventures
 net of minority interest                (2,737)       3,491         -              -
                                       --------      -------     -------        -------
Income (loss) before gains on
  sales and extraordinary items         (14,212)       4,065       4,163         (1,558)
                                         ======        =====       =====          =====

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                             (Dollars in thousands)



                                           Merit       Other 1996     Westchester    SunChase &
                                         Portfolio    Acquisitions       West        Polos West
                                         ---------    ------------    -----------    ----------
                                                        (h)
Revenue:
     Rental                              $ 4,359        $ 1,888        $ 2,586        $ 2,539
     Other income                              5            -               65            -
                                         -------        -------        -------        -------

             Total revenue                 4,364          1,888          2,651          2,539
                                         -------        -------        -------        -------
Expenses:
     Property operating                    1,602            667          1,075            770
     Real estate taxes                       468            237            195            270
     Property management fees                -              -              -              -
     Property management operations          -              -              -              -
     General and administrative              -              -              -              -
     Interest                                515            291            944            435
     Amortization of workforce acquired      -              -              -              -
     Non-recurring charges                   -              -              -              -
     Provision for loss                      -              -              -              -
     Depreciation and amortization         1,256(m)         517            880(m)         763(m)
                                         -------        -------        -------        -------

             Total expenses                3,841          1,712          3,094          2,238
                                         -------        -------        -------        -------

Income (loss) from operations                523            176           (443)           301

Minority interest in Operating
  Partnership                                -              -               -             -

Income (loss) from joint ventures,
 net of minority interest                    -              -                             -
                                         -------        -------        -------        -------
Income (loss) before gains on
  sales and extraordinary items              523           176            (443)           301
                                             ===           ===             ===            ===

                 BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                             (Dollars in thousands)


                                  Emerald     Citibank   Summer   Questar     Pro Forma      Pro Forma
                                  Portfolio   Portfolio  Place    Portfolio   Adjustments    Consolidating
                                  ---------   ---------  -----    ---------   -----------    -------------
                                                          (i)
Revenue:
   Rental                         $ 4,755      $ 7,860    $1,262   $25,311    $   -           $135,151
   Other income                        22          283       -       1,228        735(j)         9,743
                                  -------      -------    ------   -------    -------         --------

             Total revenue          4,777        8,143     1,262    26,539        735          144,894
                                  -------      -------    ------   -------    -------         --------

Expenses:
   Property operating               1,752        2,394       512     8,696       -              45,516
   Real estate taxes                  257        1,070       119     2,298       -              12,965
   Property management fees           -            -         -         -         -                 171
   Property management operations     -            -         -       1,111       -               5,753
   General and administrative          34          -         -         -         -               4,670
   Interest                         1,447          -         -      10,323     (4,622)(k)       30,817
   Amortization of workforce
    acquired                          -            -         -         -        9,016 (l)       10,137
   Non-recurring charges              -            -         -         -         -                 442
   Provision for loss                 -            -         -         -         -               4,700
   Depreciation and amortization    1,496(m)     3,296(m)    384     9,306(m)    -              46,031
                                  -------      -------    ------   -------    -------         --------

             Total expenses         4,986        6,760     1,015    31,734      4,394          161,202
                                  -------      -------    ------   -------    -------         --------

Income (loss) from operations        (209)       1,383       247    (5,195)    (3,659)         (16,308)

Minority interest in Operating
  Partnership                         -            -         -         -        2,777(n)         3,913

Income (loss) from joint ventures,
  net of minority interest            -            -         -         -          -                754
                                  -------      -------    ------   -------    -------         --------

Income (loss) before gains on
  sales and extraordinary items      (209)       1,383       247   (5,195)      (882)          (11,641)
                                      ===        =====       ===    =====        ===            ======

Income allocated to preferred shareholders                                                      (6,158)(o)
                                                                                                --------

Net loss available to common shareholders                                                     $(17,799)
                                                                                                ======

Weighted average common shares                                                              35,793,147

Net loss per weighted average common share                                                    $   (.50)
                                                                                               =======

(1) The Company's weighted average common share of the Operating Partnership is 82.58%.


                       See accompanying notes to pro forma
                condensed consolidating statement of operations.

                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                             (Dollars in thousands)


(a) Results of operations for following properties sold in 1996 and 1997 for the year ended December 31, 1996 are detailed below:


                                            Pointe  Greentree   Howell    Banks    Brookwood               Total
                                            West      Plaza     Commons   Crossing  Village  Crossroads  Dispositions
                                            ----    ---------   -------   --------  -------  ----------  ------------
     Revenue:
         Rental                           $(1,393)    $(1,387)  $(1,981)  $(1,819)  $  -     $(1,674)      $ (8,254)
         Other income                         (31)       -           (4)      -        -         -              (35)
                                          -------     -------   -------   -------   ------   -------       --------

     Total revenue                         (1,424)     (1,387)   (1,985)   (1,819)     -      (1,674)        (8,289)
                                          -------     -------   -------   -------   ------   -------       --------

     Expenses:
         Property operating                  (474)       (470)     (640)     (219)     -        (232)        (2,035)
         Real estate taxes                   (236)       (208)     (131)      (90)     -         (93)          (758)
         Property management fees             (69)        (93)      (92)     (110)     -        (101)          (465)
         Property management operations       -           -          -         -       -         -              -
         General and administrative           -           -          -         -       -         -              -
         Interest                            (577)        -          -         -       -         -             (577)
         Amortization of workforce acquired   -           -          -         -       -         -              -
         Non-recurring charges                -           -          -         -       -         -              -
         Provision for loss                   -        (1,800)       -       (750)     -        (250)        (2,800)
         Depreciation and amortization       (496)       (355)     (498)     (423)     -        (456)        (2,228)
                                          -------     -------   -------   -------   ------   -------       --------

     Total expenses                        (1,852)     (2,926)   (1,361)   (1,592)     -      (1,132)        (8,863)
                                          -------     -------   -------   -------   ------   -------       --------

     (Income) loss from
     operations                               428       1,539      (624)     (227)     -        (542)           574

     Loss from joint ventures,
         net of minority interest             -           -         -         -      3,491      -             3,491
                                          -------     -------   -------   -------   ------   -------       --------

     (Income) loss before gains
     on sales and extraordinary items     $   428     $ 1,539   $  (624)  $  (227)  $3,491   $  (542)      $  4,065
                                              ===       =====       ===       ===    =====       ===          =====


(b) Increased third party property management revenue of $3,804 for 1996 as a result of third party multifamily property management contracts acquired in the Property Manager Transaction.


(c) Reduced property management fees of $3,689 and reimbursements of $1,302 for 1996 for the Company-owned multifamily properties as a result of the Company becoming self managed in the Property Manager Transaction.


(d) Increased property management operations expense of $4,392 for 1996 as a result of the Company becoming self managed in the Property Manager Transaction.


(e) Decreased general and administrative expenses resulting from reduction of advisory fees for the period January 1, 1996 through February 28, 1996 of $202 and increased general and administrative expense of $192 as a result of the Company becoming self advised in the Advisor Transaction.


(f) Incremental cost of property management operations of $250 attributable to the increased asset base.

                                   Continued

                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                             (Dollars in thousands)


(g) Results of operations for Berkshire Towers (formerly known as The Point) for the period January 1, 1996 through May 13, 1996 adjusted for pro forma amounts:

                                                                                Total
                                                                Pro forma       Pro forma
                                                  Historical    Adjustments     Acquisition
                                                  ----------    -----------     -----------
          Revenue:
               Rental                             $3,394          $  -             $3,394
               Other income                           85             -                 85
                                                  ------          ------           ------
                    Total revenue                  3,479             -              3,479
                                                  ------          ------           ------

          Expenses:
               Property operating                  2,185           (174)            2,011
               Real estate taxes                     155             -                155
               Property management fees              256           (256)              -
               Property management operations        -               -                -
               General and administrative            -               -                -
               Interest                            1,560             -              1,560
               Amortization of workforce acquired    -               -                -
               Non-recurring charges                 -               -                -
               Provision for loss                    -               -                -
               Depreciation and amortization         -            1,311 (m)         1,311
                                                  ------          -----            ------

                    Total expenses                 4,156            881             5,037
                                                  ------          -----            ------

          Income (loss) from operations           $ (677)         $(881)          $(1,558)
                                                     ===            ===             =====

(h) Results of operations for Hunters Glen for the period January 1, 1996 through July 31, 1996 and for Prescott Place for the period January 1, 1996 through June 5, 1996. Adjusted for pro forma amounts:


                                                                                     Total
                                                Hunters    Prescott    Pro forma     Other 1996
                                                  Glen      Place      Adjustments   Acquisitions
                                                  ----      -----      -----------   ------------
          Revenue:
               Rental                           $1,106     $  782        $  -          $1,888
               Other income                        -          -             -             -
                                                 -----      -----         -----        -----

               Total revenue                     1,106        782           -           1,888
                                                 -----      -----         -----        -----

          Expenses:
               Property operating                  392        300           (25)          667
               Real estate taxes                   140         97           -             237
               Property management fees             66         37          (103)          -
               Property management operations      -          -             -             -
               General and administrative          -          -             -             -
               Interest                            291        -             -             291
               Amortization of workforce acquired  -          -             -             -
               Non-recurring charges               -          -             -             -
               Provision for loss                  -          -             -             -
               Depreciation and amortization       -          -             517(m)        517
                                                 -----      -----         -----         -----

               Total expenses                      889        434           389         1,712
                                                 -----      -----         -----         -----

          Income (loss) from operations         $  217     $  348        $ (389)       $  176
                                                   ===        ===           ===           ===

                                   Continued

                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                             (Dollars in thousands)


(i) Results of operations for Summer Place for the year ended December 31, 1996 adjusted for pro forma amounts:

                                                                   Total
                                                     Pro forma     Pro forma
                                        Historical  Adjustments   Acquisition
                                        ----------  -----------  ------------
     Revenue:
          Rental                         $1,262       $  -          $1,262
          Other income                      -            -             -
                                         ------       ------        ------
               Total revenue              1,262          -           1,262
                                         ------       ------        ------

     Expenses:
          Property operating                512          -             512
          Real estate taxes                 119          -             119
          Property management fees           69          (69)          -
          Property management operations    -            -             -
          General and administrative        -            -             -
          Interest                          -            -             -
          Amortization of workforce
           acquired                         -            -             -
          Non-recurring charges             -            -             -
          Provision for loss                -            -             -
          Depreciation and amortization     -            384(m)        384
                                         ------       ------        ------

               Total expenses               700          315         1,015
                                         ------       ------        ------

     Income (loss) from operations       $  562       $ (315)       $  247
                                            ===          ===           ===


(j) Interest income of $735 on the $7,500 loan to be made pursuant to the Questar Transaction at 9.7% per annum.



                                    Continued

                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                             (Dollars in thousands)



(k) Pro forma effect of interest expense incurred on debt for the year ended December 31, 1996 which is expected to be paid down with the proceeds of the Common Stock Offering.

                                  Average
                                  Historical
                                  Interest   Pro forma   Historical
                       Pro forma  Rate at    Interest    Interest
                       Balance    12/31/96   Expense     Expense     Adjustment
                       -------    --------   -------     -------     ----------

     Variable rate
     credit facility  $12,307     6.88%      $847        $4,642       $(3,795)

     Repurchase
     agreement          2,401     5.85%       140           597          (457)


    Historical interest expense related to certain Questar
    mortgages totaling $9,891 to be refinanced subsequent
    to acquisition                                                       (942)

    Pro forma interest expense on refinanced mortgage loans
    assuming a principal balance of $7,381 with interest at 7.75%         572
                                                                       ------

                                            Total adjustment          $(4,622)
                                                                      =======


(l) Pro forma amortization of intangible assets in connection with the Advisor Transaction and the Property Manager Transaction calculated as follows:

                                 Historical    Period      Pro Forma
      Transaction                Total Cost   (Months)    Amortization
      -----------                ----------   --------    ------------

      Property Manager:
        Workforce acquired          $13,246      36          $4,415
        Third-party contracts         4,951      48           1,238

      Advisor:
        Workforce acquired           13,448      36           4,484
                                                             ------

      Pro forma amortization adjustment                      10,137

      Historical amortization expense                        (1,121)
                                                             ------

      Net pro forma amortization                             $9,016
                                                             ======

      The Company utilized 10 and 15 year lives respectively for the amortization of the workforce acquired in its 1996 and interim 1997 financial statements. Commencing in the period ended September 30, 1997, the Company will prospectively amortize the workforce assets over a shortened 3 year life.



                                    Continued

                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                             (Dollars in thousands)


(m)  Detail of pro forma depreciation expense is presented as follows:

                                                    Estimated
                                                    Lives of
     Property                           Basis       Assets (Yrs.)  Depreciation
     --------                           -----       ------------   ------------
         1996 Acquisitions
         -----------------
         Berkshire Towers                $52,336    3 to 25          $ 1,311
         Merit Portfolio                  38,925    3 to 25            1,256
         Prescott Place                    8,700    3 to 25              198
         Hunters Glen                     10,000    3 to 25              319

         1997 Acquisitions
         -----------------
         Westchester West                 16,100    3 to 25              880
         Polos West and SunChase          13,950    3 to 25              763
         Emerald Portfolio                27,360    3 to 25            1,496
         Citibank Portfolio               60,300    3 to 25            3,296
         Summer Place                      7,000    3 to 25              384

         Pending Acquisition
         -------------------
         Questar Portfolio               174,935    3 to 25            9,306
                                                                     -------

         Pro forma depreciation                                      $19,209
                                                                     =======


(n)  Pro forma minority interest (17.42%) in Operating Partnership.


(o) Preferred dividends of $6,158 on 2,737,000 Series 1997-A Preferred shares issued with a dividend rate of 9%.

                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                       For the Period Ended June 30, 1997
                                   (Unaudited)
                             (Dollars in thousands)

                                        Berkshire                           Property
                                        Realty                               Manager
                                        Company, Inc.                       & Advisor       SunChase &
                                        Historical      Dispositions       Transactions     Polos West
                                        ----------      ------------       ------------     ----------
                                                             (a)
Revenue:
     Rental                              $ 49,709          $(1,309)          $  -           $   974
     Other income                           2,379              -                638(b)           -
                                         --------          -------           ------         -------

             Total revenue                 52,088           (1,309)             638             974
                                         --------          -------           ------         -------

Expenses:
     Property operating                    15,425             (166)             (25)(c)         278
     Real estate taxes                      4,718              (77)             -               105
     Property management fees                 819              (81)            (709)(c)          -
     Property management
       operations                           2,156              -                989(d,e)         -
     General and administrative             2,426              -                -                -
     Interest                              11,485              -                -               157
     Amortization of workforce acquired     1,527              -                -                -
     Cost associated with Advisor
       Transaction                          1,200              -                -                -
     Depreciation and
       amortization                        15,579              (19)             -               286(j)
                                          -------           ------           ------         -------

             Total expenses                55,335             (343)             255             826
                                          -------           ------           ------         -------

Income (loss) from operations              (3,247)            (966)             383             148

Minority interest in Operating
  Partnership                                 571              -                -                -

Income (loss) from joint ventures,
  net of minority interest                   (418)             726              -                -
                                          -------           ------           ------         -------

Income (loss) before gains on
  sales and extraordinary items           $(3,094)         $  (240)          $  383            $148
                                          =======          =======           ======            ====


                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                       For the Period Ended June 30, 1997
                                   (Unaudited)
                             (Dollars in thousands)



                                          Emerald         Citibank        Summer       Questar
                                          Portfolio       Portfolio        Place       Portfolio
                                          ---------       ---------        -----       ----------
                                                                            (f)
Revenue:
     Rental                               $ 2,411          $ 4,518         $ 637        $12,689
     Other income                               6              188            -             691
                                          -------          -------         -----        -------

             Total revenue                  2,417            4,706           637         13,380
                                           ------          -------         -----        -------

Expenses:
     Property operating                       990            1,160           256          3,011
     Real estate taxes                        127              625            60          1,656
     Property management fees                 -                -              -             -
     Property management
       operations                             -                -              -           1,865
     General and administrative               -                -              -             -
     Interest                                 712              -              -           5,180
     Amortization of workforce acquired       -                -              -             -
     Cost associated with Advisor
       Transaction                            -                -              -             -
     Depreciation and
       amortization                           748(j)         1,640(j)        192          4,781(j)
                                           ------           ------         -----        -------

             Total expenses                 2,577            3,425           508         16,493
                                           ------           ------         -----        -------

Income (loss) from operations                (160)           1,281           129         (3,113)

Minority interest in Operating
  Partnership                                  -               -              -             -

Income (loss) from joint ventures,
  net of minority interest                     -               -              -             -
                                            ------         ------         -----         -------

Income (loss) before gains on
  sales and extraordinary items             $(160)          $1,281         $ 129        $(3,113)
                                            =====           ======         =====        =======



                                      F-46


                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                       For the Period Ended June 30, 1997
                                   (Unaudited)
                             (Dollars in thousands)



                                                 Pro Forma            Pro Forma
                                                Adjustments          Consolidating
                                                -----------          -------------

Revenue:
     Rental                                      $  -                   $69,629
     Other income                                   367(g)                4,269
                                                 ------                --------

             Total revenue                          367                  73,898
                                                 ------                --------

Expenses:
     Property operating                             -                    20,929
     Real estate taxes                              -                     7,214
     Property management fees                       -                        29
     Property management
       operations                                   -                     5,010
     General and administrative                     -                     2,426
     Interest                                     (2,403)(h)             15,131
     Amortization of workforce acquired            3,541 (i)              5,068
     Costs associated with Advisor
       Transaction                                  -                     1,200
     Depreciation and
       amortization                                 -                    23,207
                                                 -------               --------

             Total expenses                        1,138                 80,214
                                                 -------               --------

Income (loss) from operations                      (771)                 (6,316)

Minority interest in Operating
  Partnership                                     1,063(k)                1,634

Income (loss) from joint ventures,
  net of minority interest                          -                       308
                                                 ------                --------

Income (loss) before gains on
  sales and extraordinary items                  $  292                 $(4,374)
                                                 ======                ========

Income allocated to preferred shareholders                               (3,079)(l)
                                                                       --------

Loss available to common
shareholders                                                            $(7,453)
                                                                       ========

Weighted average common shares                                       35,850,743

Net loss per weighted average common share                               $ (.21)
                                                                       ========

(1) The Company's weighted average common share of the Operating Partnership is 82.61%.

                       See accompanying notes to pro forma
                condensed consolidating statement of operations.

                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                       For the Period Ended June 30, 1997
                                   (Unaudited)
                             (Dollars in thousands)


(a) Historical results of operations for properties sold in 1997 for the period ended June 30, 1997.


                                        Howell      Banks    Brookwood               Total
                                        Commons    Crossing   Village  Crossroads  Dispositions
                                        -------    --------   -------  ----------  ------------
     Revenue:
        Rental                           $   (66)   $ (408)     $ -       (835)     $(1,309)
        Other income                         -         -          -        -            -
                                         -------    ------      ----     -----        -----
        Total revenue                        (66)     (408)       -       (835)      (1,309)
                                         -------    ------      ----     -----       ------

     Expenses:
        Property operating                   (45)      (49)       -        (72)        (166)
        Real estate taxes                     (5)      (24)       -        (48)         (77)
        Property management fees              (5)      (26)       -        (50)         (81)
        Property management operations       -         -          -        -            -
        General and administrative           -         -          -        -            -
        Interest                             -         -          -        -            -
        Amortization of workforce acquired   -         -          -        -            -
        Depreciation and amortization        (19)      -          -        -            (19)
                                         -------    ------      ----     -----      -------

     Total expenses                          (74)      (99)       -       (170)        (343)
                                         -------    ------      ----     -----      -------

     (Income) loss from operations             8      (309)       -       (665)        (966)

     (Income) loss from joint ventures,
         net of minority interest            -          -        726      -             726
                                         -------     ------     ----     -----       ------

     (Income) loss before gains
        on sales and extraordinary items      $8      $(309)    $726     $(665)       $(240)
                                               =        ===      ===       ===        =====




(b) Increased third party property management revenue of $638 for 1997 as a result of third party multifamily property management contracts acquired in the Property Manager Transaction.


(c) Reduced property management fees of $709 and reimbursements of $25 for 1997 for the Company-owned multifamily properties as a result of the Company becoming self managed in the Property Manager Transaction.


(d) Increased property management operations expense of $864 for 1997 as a result of the Company becoming self managed in the Property Manager Transaction.


(e) Additional property management operations of $125 attributable to the increased asset base.




                                   Continued

                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                       For the Period Ended June 30, 1997
                                   (Unaudited)
                             (Dollars in thousands)


(f) Results of operations for Summer Place for the period ended June 30, 1997 adjusted for pro forma amounts:

                                                                 Total
                                                   Pro forma     Pro forma
                                     Historical    Adjustments   Acquisition
                                     ----------    -----------   ------------
     Revenue:
       Rental                            $637          $  -         $637
       Other income                       -               -            -
                                         ----          ------        ---
            Total revenue                 637             -          637
                                         ----          ------        ---

     Expenses:
       Property operating                 256             -          256
       Real estate taxes                   60             -           60
       Property management fees            37            (37)          -
       Property management operations      -              -            -
       General and administrative          -              -            -
       Interest                            -              -            -
       Amortization of intangibles         -              -            -
       Non-recurring charges               -              -            -
       Depreciation and amortization       -             192(j)      192
                                         ----          ------        ---

            Total expenses                353            155         508
                                         ----          ------        ---

     Income from operations              $284         $ (155)       $129
                                         ====          ======       ====




(g) Interest income of $367 on the $7,500 loan to be made pursuant to the Questar Transaction at 9.7% per annum.

(h) Pro forma effect of interest expense incurred on debt for the period ended June 30, 1997 which is expected to be paid down with the proceeds of the Common Stock Offering. A portion of the debt assumed with the proposed Questar portfolio acquisition will be refinanced.

                                       Average
                                       Historical
                                       Interest     Pro forma    Historical
                          Pro forma    Rate at      Interest     Interest
                          Balance      6/30/97      Expense      Expense    Adjustment
                          -------      -------      -------      -------    ----------
     Variable rate
     credit facility       $5,881        6.62%        $389       $ 2,066    $(1,677)

     Repurchase
     agreement                925        5.75%          53           597       (544)

     Historical interest expense related to certain Questar
     mortgages totaling $9,891 to be refinanced subsequent
     to acquisition                                                            (468)

     Pro forma interest expense on refinanced mortgage
     loans assuming a principal balance of $7,381 with
     interest at 7.75%                                                          286
                                                                             -------

                                                        Total adjustment    $(2,403)
                                                                             =======


                                   Continued

                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                       For the Period Ended June 30, 1997
                                   (Unaudited)
                             (Dollars in thousands)



(i) Pro forma amortization of intangible assets in connection with the Advisor and Property Manager Transactions calculated as follows:

                                                Pro Forma
                                                Amortization       Pro Forma
      Transaction                 Total Cost    Period (Months)    Amortization
      -----------                 ----------    ---------------    ------------

      Property Manager:
        Workforce acquired        $13,246             36            $2,208
        Management contracts        4,951             48               619

      Advisory:
        Workforce acquired        $13,448             36             2,241
                                                                    ------

      Pro forma amortization adjustment                              5,068

      Historical amortization expense                               (1,527)
                                                                    ------

      Net pro forma amortization                                    $3,541
                                                                    ======

      The Company utilized 10 and 15 year lives respectively for the amortization of the workforce acquired in its 1996 and interim 1997 financial statements. Commencing in the period ended September 30, 1997, the Company will prospectively amortize the workforce assets over a shortened 3 year life.


(j)   Detail of pro forma depreciation expense is presented as follows:

                                                   Estimated
                                                   Lives of
      Property                       Basis         Assets (Yrs.)    Depreciation
      --------                       -----         -------------    ------------

      1997 Acquisitions
      -----------------
      Polos West and SunChase         $13,950       3 to 25          $  286
      Emerald Portfolio                27,360       3 to 25             748
      Citibank Portfolio               60,300       3 to 25           1,640
      Summer Place                      7,000       3 to 25             192

      Pending Acquisition
      -------------------
      Questar Portfolio               174,935       3 to 25           4,781
                                                                     ------

      Pro forma depreciation                                         $7,647
                                                                     ======



                                   Continued

                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                       For the Period Ended June 30, 1997
                                   (Unaudited)
                             (Dollars in thousands)



(k)  Pro forma minority interest (17.39%) in Operating Partnership.


(l) Preferred dividends of $3,079 on 2,737,000 Series 1997-A Preferred shares issued with a dividend rate of 9%.

                                 EXHIBIT INDEX
                                 -------------

Exhibit
       10.    The Questar Transaction

       10.1 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Third Rolling Road Associates Limited Partnership (Third Rolling Road/Coventry) and Questar Investment Corporation dated as of August 25, 1997

       10.2 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Williston Associates and Questar Investment Corporation dated as of August 25, 1997

       10.3 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Ridgeview Chase Associates Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.4 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Second Kingswood Common Associates Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.5 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Second Rolling Road Associates (Kingswood Common I) and Questar Investment Corporation dated as of August 25, 1997

       10.6 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Frederick Road Associates (Jamestown) and Questar Investment Corporation dated as of August 25, 1997

       10.7 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Gorn Properties, Inc. (Hilltop) and Questar Investment Corporation dated as of August 25, 1997

       10.8 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Rolling Road Associates (Heraldry Square) and Questar Investment Corporation dated as of August 25, 1997

       10.9 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Tremaine Associates Limited Partnership (Henley/Rolling Wind) and Questar Investment Corporation dated as of August 25, 1997

       10.10 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Plainfield Associates (Hazelcrest) and Questar Investment Corporation dated as of August 25, 1997

       10.11 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Fourth Rolling Road Associates Limited Partnership (Fourth Rolling Road/Courtleigh), 19 West Lexington Street Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.12 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Purnell Associates (Fairway Ridge) and Questar Investment Corporation dated as of August 25, 1997

       10.13 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Stratton Associates Limited Partnership, Fairbrook Associates Limited Partnership (Fairbrook/Stratton Meadows) and Questar Investment Corporation dated as of August 25, 1997

       10.14 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Diamond Ridge Associates Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.15 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Citadel Associates Limited Partnership, Calvert's Walk Associates Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.16 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Caliber Associates Limited Partnership, Arborview Associates Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.17 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Estates II Funding Corporation, The Estates Limited Partnership and Questar Investment Corporation dated as of August 25, 1997

       10.18 Contribution Agreement dated as of August 25, 1997 among BRI OP Limited Partnership and the partners of Warren Park Associates and Questar Investment Corporation dated as of August 25, 1997

       10.19 Agreement and Plan of Merger among Berkshire Realty Company, Inc., Questar Property Management Corporation and its Shareholders dated as of August 25, 1997

       10.20 Agreement and Plan of Merger among Berkshire Realty Company, Inc., Questar Management Company and its Shareholders dated as of August 25, 1997

       10.21 Agreement and Plan of Merger among Berkshire Realty Company, Inc., Kingswood Management Company and its Shareholders dated as of August 25, 1997

       10.22 Agreement and Plan of Merger among Berkshire Realty Company, Inc., Vector Property Management Company and its Shareholders dated as of August 25, 1997

       10.23 Agreement and Plan of Merger among Berkshire Realty Company, Inc., Gorn Management Company and its Shareholders dated as of August 25, 1997

       10.24 Agreement and Plan of Merger among Berkshire Realty Company, Inc., Arborview Management Company and its Shareholders dated as of August 25, 1997

      *10.25 Form of Development Acquisition Agreement among Questar Properties, Inc. Stephen M. Gorn, John B. Colvin and BRI OP Limited Partnership

      *10.26  Development Contribution Agreement (Avalon, 1,3,4) among
              Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of August 25, 1997

      *10.27 Development Contribution Agreement (Liriope) among Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of
              August 25, 1997

      *10.28  Development Contribution Agreement (Granite Run) among
              Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of August 25, 1997

      *10.29 Development Contribution Agreement (Avalon 2) among Stephen Gorn, John B. Colvin and BRI OP Limited Partnership dated as of
              August 25, 1997

       10.30 Form of Registration Rights Agreement among Berkshire Realty Company, Inc. and certain partners of BRI OP Limited Partnership

      *10.31 Loan Agreement between BRI OP Limited Partnership and GGC, L.L.C. dated as of August 25, 1997

       23.1  Consent of Coopers & Lybrand L.L.P., Independent Accountants

       23.2  Consent of KPMG Peat Marwick LLP, Independent Accountants

----------------
*To be filed by amendment.